Exhibit 10.1

AMENDMENT NO. 3

Dated as of August 22, 2006

to

WAREHOUSE LOAN PURCHASE AGREEMENT

Dated as of March 23, 2005

This AMENDMENT NO. 3 (this “Amendment”) dated as of August 22, 2006 is entered into among MWL FUNDING, INC., a Delaware corporation (the “Seller”), CAFCO, LLC, a Delaware limited liability company, CHARTA, LLC, a Delaware limited liability company, and CRC FUNDING, LLC, a Delaware limited liability company, as “Conduit Purchasers”, CIESCO, LLC, a Delaware limited liability company, as a new “Conduit Purchaser”, CITIBANK, N.A., as a “Committed Purchaser”, CITICORP NORTH AMERICA, INC., a Delaware corporation (“CNAI”), as program agent (the “Program Agent”) for the Conduit Purchasers and the Committed Purchaser and as a Group Agent, and COLONIAL BANK, N.A., a national banking association (“Colonial Bank”), as “Originator”, as “Servicer” and as “Facility Custodian.”

WHEREAS, the Seller, the Conduit Purchasers, the Committed Purchasers, the Program Agent, the Servicer and the Facility Custodian have entered into a Warehouse Loan Purchase Agreement dated as of March 23, 2005 (as amended, the “Purchase Agreement”, the terms defined in the Purchase Agreement being used herein as defined in the Purchase Agreement unless otherwise defined herein); and

WHEREAS, the parties hereto have agreed to amend the Purchase Agreement on the terms and conditions hereafter set forth.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Amendments to the Purchase Agreement. Effective upon the “Effective Date” as defined in Section 3 below, the Purchase Agreement is hereby amended as follows:

(a) Section 1.01 of the Purchase Agreement is amended to insert each of the following defined terms in proper alphabetical order therein:

“CIESCO” means CIESCO, LLC, a Delaware limited liability company, and any successor or assign thereof that is a receivables investment company which in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables

“Net Eligible Conforming AOT Balance” means at any time an amount equal to the aggregate Outstanding Balance of all interests in Eligible AOT Mortgage Pools and Eligible AOT Securities related to Conforming Mortgage Loans which are Pool Assets at such time (including, without limitation, all Agency AOT Mortgage Pools and all AOT Securities related thereto) minus, without duplication, the sum of (i) the principal amount of all interests in Eligible AOT Mortgage Pools and Eligible AOT Securities related to Conforming Mortgage Loans included in the Bailee Concentration Excess Amount at such time, and (ii) the principal amount of all interests in Eligible AOT Mortgage Pools and Eligible AOT Securities related to Conforming Mortgage Loans included in the AOT Concentration Excess Amount at such time.

“Net Eligible Conforming COLB Balance” means at any time an amount equal to the aggregate Outstanding Balance of all Eligible COLB Mortgage Loans related to Conforming Mortgage Loans which are Pool Assets at such time minus, without duplication, the sum of (i) the principal amount of all Eligible COLB Mortgage Loans related to Conforming Mortgage Loans included in the Bailee Concentration Excess Amount at such time, (ii) the principal amount of all Eligible COLB Mortgage Loans related to Conforming Mortgage Loans included in the COLB Concentration Excess Amount at such time, and (iii) the principal amount of all Eligible COLB Mortgage Loans related to Conforming Mortgage Loans included in the Wet Funding Concentration Excess Amount at such time.

“Net Eligible Conforming Loan Balance” means at any time an amount equal to the aggregate Outstanding Balance of all Eligible Advances related to Conforming Mortgage Loans which are Pool Assets at such time minus, without duplication, the sum of (i) the principal amount of all Eligible Advances related to Conforming Mortgage Loans included in the Bailee Concentration Excess Amount at such time, (ii) the principal amount of all Eligible Advances related to Conforming Mortgage Loans included in the Direct CNB Customer Concentration Excess Amount at such time, and (iii) the principal amount of all Eligible Advances related to Conforming Mortgage Loans included in the Wet Funding Concentration Excess Amount at such time; provided, however, that for purposes of the foregoing calculation, the aggregate Outstanding Balance of all Eligible Advances related to Conforming Mortgage Loans which are Pool Assets made pursuant to Indirect Syndicated Loan Agreements at any time shall be deemed to be the aggregate amount, for each such Indirect Syndicated Loan Agreement of the positive result, if any, of:

                OB – [CO x MIML] – [CO x MNCML]

where:

OB	=	the aggregate outstanding balance of all Advances due to the Originator under such Indirect Syndicated Loan Agreement at such time;

CO	=	the aggregate amount of the commitment of the Originator to make Advances to the related CNB Customer pursuant to such Indirect Syndicated Loan Agreement at such time;

MIML	=	the maximum percentage of Mortgage Loans which would not satisfy each of the criteria of an Eligible Mortgage Loan hereunder which is permitted to be financed pursuant to the terms of such Indirect Syndicated Loan Agreement at such time; and

MNCML	=	the maximum percentage of Eligible Mortgage Loans which would constitute Non-Conforming Mortgage Loans hereunder which is permitted to be financed pursuant to the terms of such Indirect Syndicated Loan Agreement at such time.

“Net Eligible Non-Conforming AOT Balance” means at any time an amount equal to the aggregate Outstanding Balance of all interests in Eligible AOT Mortgage Pools and Eligible AOT Securities related to Non-Conforming Mortgage Loans which are Pool Assets at such time (including, without limitation, all Agency AOT Mortgage Pools and all AOT Securities related thereto) minus, without duplication, the sum of (i) the principal amount of all interests in Eligible AOT Mortgage Pools and Eligible AOT Securities related to Non-Conforming Mortgage Loans included in the Bailee Concentration Excess Amount at such time, (ii) the principal amount of all interests in Eligible AOT Mortgage Pools and Eligible AOT Securities related to Non-Conforming Mortgage Loans included in the AOT Concentration Excess Amount at such time, and (iii) the principal amount of all interests in Eligible AOT Mortgage Pools and Eligible AOT Securities related to Non-Conforming Mortgage Loans included in the Non-Conforming Concentration Excess Amount at such time.

“Net Eligible Non-Conforming COLB Balance” means at any time an amount equal to the aggregate Outstanding Balance of all Eligible COLB Mortgage Loans related to Non-Conforming Mortgage Loans which are Pool Assets at such time minus, without duplication, the sum of (i) the principal amount of all Eligible COLB Mortgage Loans related to Non-Conforming Mortgage Loans included in the Bailee Concentration Excess Amount at such time, (ii) the principal amount of all Eligible COLB Mortgage Loans related to Non-Conforming Mortgage Loans included in the COLB Concentration Excess Amount at such time, (iii) the principal amount of all Eligible COLB Mortgage Loans related to Non-Conforming Mortgage Loans included in the Wet Funding Concentration Excess Amount at such time, and (iv) the principal amount of all Eligible COLB Mortgage Loans related to Non-Conforming Mortgage Loans included in the Non-Conforming Concentration Excess Amount at such time.

“Net Eligible Non-Conforming Loan Balance” means at any time an amount equal to the aggregate Outstanding Balance of all Eligible Advances related to Non-Conforming Mortgage Loans which are Pool Assets at such time, minus, without duplication, the sum of (i) the principal amount of all Eligible Advances related to Non-Conforming Mortgage Loans included in the Bailee Concentration Excess Amount at such time, (ii) the principal amount of all Eligible Advances related to Non-Conforming Mortgage Loans included in the Direct CNB Customer Concentration Excess Amount at such time, (iii) the principal amount of all Eligible Advances related to Non-Conforming Mortgage Loans included in the Wet Funding Concentration Excess Amount at such time, and (iv) the principal amount of all Eligible Advances related to Non-Conforming Mortgage Loans included in the Non-Conforming Concentration Excess Amount at such time; provided, however, that for purposes of the foregoing calculation, the aggregate

Outstanding Balance of all Eligible Advances related to Non-Conforming Mortgage Loans which are Pool Assets made pursuant to Indirect Syndicated Loan Agreements at any time shall be deemed to be the aggregate amount, for each such Indirect Syndicated Loan Agreement of the positive result, if any, of:

the lesser of:            OB – [CO x MIML]; and

                                 CO x MNCML

where:

OB	=	the aggregate outstanding balance of all Advances due to the Originator under such Indirect Syndicated Loan Agreement at such time;

CO	=	the aggregate amount of the commitment of the Originator to make Advances to the related CNB Customer pursuant to such Indirect Syndicated Loan Agreement at such time;

MIML	=	the maximum percentage of Mortgage Loans which would not satisfy each of the criteria of an Eligible Mortgage Loan hereunder which is permitted to be financed pursuant to the terms of such Indirect Syndicated Loan Agreement at such time; and

MNCML	=	the maximum percentage of Mortgage Loans which would constitute Non-Conforming Mortgage Loans hereunder which is permitted to be financed pursuant to the terms of such Indirect Syndicated Loan Agreement at such time

“Purchasers’ Interest Collection Percentage” means, for any date of determination, a percentage computed as:

AC + LR

EA

where:

AC	=	the aggregate Capital of all Asset Interests on such date

LR	=	the Loss Reserve on such date

EA	=	the aggregate Outstanding Balance of Eligible Assets on such date

Notwithstanding the foregoing, from and after the date on which the Termination Date shall have occurred for all Asset Interests and until each Asset Interest is reduced to zero in accordance with Section 2.03, the “Purchasers’ Interest Collection Percentage” shall equal the percentage as calculated above on the Business Day immediately preceding the Termination Date.

“Supplemental Servicer Fee” has the meaning set forth in Section 2.05(a).

“Total Net Eligible Assets” has the meaning set forth on Annex I.

“Wet Funding Loan Concentration Limit” has the meaning set forth on Annex I.

“Wet Funding COLB Concentration Limit” has the meaning set forth on Annex I.

“Wet Funding COLB Concentration Excess Amount” means, at any time, the amount by which (i) the aggregate Outstanding Balance of all Eligible COLB Mortgage Loans purchased from any Designated CNB Customer, the Mortgage Loans with respect to which are Wet Funding Loans, exceeds (ii) the Wet Funding COLB Concentration Limit. For the purpose of calculating the Total Net Eligible Assets, the Net Conforming Pool Balance and the Net Non-Conforming Pool Balance, the Wet Funding COLB Concentration Excess Amount shall be allocated first, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Eligible COLB Mortgage Loans related to Non-Conforming Mortgage Loans and second, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Eligible COLB Mortgage Loans related to Conforming Mortgage Loans.

“Wet Funding Loan Concentration Excess Amount” means, at any time, the amount by which (i) the aggregate Outstanding Balance of all Eligible Advances due from any Designated CNB Customer, the Mortgage Loans with respect to which are Wet Funding Loans, exceeds (ii) the Wet Funding Loan Concentration Limit. For the purpose of calculating the Total Net Eligible Assets, the Net Conforming Pool Balance and the Net Non-Conforming Pool Balance, the Wet Funding Loan Concentration Excess Amount shall be allocated first, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Eligible Advances related to Non-Conforming Mortgage Loans, and second, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Eligible Advances related to Conforming Mortgage Loans.

“Wet Funding Pool Concentration Excess Amount” means, at any time, without duplication of the Wet Funding COLB Concentration Excess Amount or the Wet Funding Loan Concentration Excess Amount, the amount by which (i) the aggregate Outstanding Balance of all Pool Assets due or purchased from all Designated CNB Customers, the Mortgage Loans with respect to which are Wet Funding Loans, exceeds (ii) the Wet Funding Pool Concentration Limit. For the purpose of calculating the Total Net Eligible Assets, the Net Conforming Pool Balance and the Net Non-Conforming Pool Balance, the Wet Funding Pool Concentration Excess Amount shall be allocated first, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Eligible Advances related to Non-Conforming Mortgage Loans, second, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Eligible Advances related to Conforming Mortgage Loans, third, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Eligible COLB Mortgage Loans related to Non-Conforming Mortgage Loans, and fourth, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Eligible COLB Mortgage Loans related to Conforming Mortgage Loans.

(b) Section 1.01 of the Purchase Agreement is amended to delete the phrase “CAFCO, CHARTA and CRC” in the definition of “Alternate Base Rate” therein and to substitute therefor “CAFCO, CIESCO, CHARTA and CRC”.

(c) Section 1.01 of the Purchase Agreement is amended to delete the definition of “AOT Concentration Excess Amount” therein in its entirety, and to substitute therefor the following:

“AOT Concentration Excess Amount” means, at any time, the aggregate, for all interests in AOT Mortgage Pools and AOT Securities, of the amount by which (i) the aggregate Outstanding Balance of all Eligible Assets constituting interests in AOT Mortgage Pools and AOT Securities purchased from any Designated CNB Customer, exceeds (ii) the AOT Concentration Limit for such Designated CNB Customer. For the purpose of calculating the Total Net Eligible Assets, the Net Conforming Pool Balance and the Net Non-Conforming Pool Balance, the AOT Concentration Excess Amount shall be allocated first, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Non-Conforming Mortgage Loans, and second, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Conforming Mortgage Loans.

(d) Section 1.01 of the Purchase Agreement is amended to delete the definition of “Bailee Concentration Excess Amount” therein in its entirety, and to substitute therefor the following:

“Bailee Concentration Excess Amount” means, at any time, the aggregate, for all Investors, of the amount by which (i) the aggregate Outstanding Balance of all Eligible Assets, the Mortgage Files with respect to which are held by an Investor as permitted pursuant to Section 6.09 (excluding Pool Assets in connection with Indirect Syndicated Mortgage Loans), exceeds (ii) the Bailee Concentration Limit for such Investor. For the purpose of calculating the Total Net Eligible Assets, the Net Conforming Pool Balance and the Net Non-Conforming Pool Balance, the Bailee Concentration Excess Amount shall be allocated first, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Eligible AOT Mortgage Pools or Eligible AOT Securities related to Non-Conforming Mortgage Loans, second, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Eligible AOT Mortgage Pools or Eligible AOT Securities related to Conforming Mortgage Loans, third, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Eligible COLB Mortgage Loans related to Non-Conforming Mortgage Loans, fourth, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Eligible COLB Mortgage Loans related to Conforming Mortgage Loans, fifth, to Pool

Assets which are included in clause (i) of the preceding sentence and relate to Eligible Advances related to Non-Conforming Mortgage Loans, and sixth, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Eligible Advances related to Conforming Mortgage Loans.

(e) Section 1.01 of the Purchase Agreement is amended to delete the definition of “COLB Concentration Excess Amount” therein in its entirety, and to substitute therefor the following:

“COLB Concentration Excess Amount” means, at any time, the aggregate, for all interests in COLB Mortgage Loans, of the amount by which (i) the Outstanding Balance of all Eligible Assets constituting interests in COLB Mortgage Loans purchased from any Designated CNB Customer exceeds (ii) the COLB Concentration Limit for such Designated CNB Customer. For the purpose of calculating the Total Net Eligible Assets, the Net Conforming Pool Balance and the Net Non-Conforming Pool Balance, the COLB Concentration Excess Amount shall be allocated first, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Eligible COLB Mortgage Loans related to Non-Conforming Mortgage Loans, and second, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Eligible COLB Mortgage Loans related to Conforming Mortgage Loans.

(f) Section 1.01 of the Purchase Agreement is amended to delete the definition of “Conduit Purchaser” therein in its entirety, and to substitute therefor the following:

“Conduit Purchaser” means CAFCO, CIESCO, CHARTA, CRC and all other owners by assignment or otherwise of an Asset Interest originally made by CAFCO, CIESCO, CHARTA or CRC, and, to the extent of the undivided interests so purchased, shall include any participants.

(g) Section 1.01 of the Purchase Agreement is amended to delete the phrase “CAFCO, CHARTA or CRC” in clause (a) of the definition of “CP Rate” therein and to substitute therefor “CAFCO, CIESCO, CHARTA or CRC”.

(h) Section 1.01 of the Purchase Agreement is amended to delete the definition of “Direct CNB Customer Concentration Excess Amount” therein in its entirety, and to substitute therefor the following:

“Direct CNB Customer Concentration Excess Amount” means, at any time, the aggregate, for all Designated CNB Customers, of the amount by which (i) the Outstanding Balance of Eligible Advances made to a Designated CNB Customer exceeds (ii) the Direct CNB Customer Concentration Limit for such Designated CNB Customer. For the purpose of calculating the Total Net Eligible Assets, the Net Conforming Pool Balance and the Net Non-Conforming Pool Balance, the Direct CNB Customer Concentration Excess Amount shall be allocated first, to Advances which are included in clause (i) of the preceding sentence and relate to Non-Conforming Mortgage Loans, and second, to Advances which are included in clause (i) of the preceding sentence and relate to Conforming Mortgage Loans.

(i) Section 1.01 of the Purchase Agreement is amended to delete the phrase “CAFCO, CHARTA and CRC” in clause (a) of the definition of “Eligible Assignee” therein and to substitute therefor “CAFCO, CIESCO, CHARTA and CRC”.

(j) Section 1.01 of the Purchase Agreement is amended to delete the figure “$1,500,000,000” in the definition of “Facility Amount” therein and to substitute therefor “$2,000,000,000”.

(k) Section 1.01 of the Purchase Agreement is amended to delete the definition of “Financial Officer” in its entirety, and to substitute therefor:

“Financial Officer” means, with respect to any Person, the chairman, president, chief financial officer, chief accounting officer, treasurer or controller of such Person.

(l) Section 1.01 of the Purchase Agreement is amended to delete the phrase “CAFCO, CHARTA and CRC” in clause (a) of the definition of “Group Agent” therein and to substitute therefor “CAFCO, CIESCO, CHARTA and CRC”.

(m) Section 1.01 of the Purchase Agreement is amended to delete the definition of “Net Conforming Pool Balance” therein in its entirety, and to substitute therefor the following:

“Net Conforming Pool Balance” means at any time an amount equal to the sum of (i) the Net Eligible Conforming Loan Balance, (ii) the Net Eligible Conforming COLB Balance, and (iii) the Net Eligible Conforming AOT Balance at such time.

(n) Section 1.01 of the Purchase Agreement is amended to delete the definition of “Net Non-Conforming Pool Balance” therein in its entirety, and to substitute therefor the following:

“Net Non-Conforming Pool Balance” means at any time an amount equal to the sum of (i) the Net Eligible Non-Conforming Loan Balance, (ii) the Net Eligible Non-Conforming COLB Balance, and (iii) the Net Eligible Non-Conforming AOT Balance at such time.

(o) Section 1.01 of the Purchase Agreement is amended to delete the definition of “Non-Conforming Concentration Excess Amount” therein in its entirety, and to substitute therefor the following:

“Non-Conforming Concentration Excess Amount” means, at any time, the amount by which (i) the aggregate Outstanding Balance of all Eligible Assets, the Mortgage Loans with respect to which are Non-Conforming Mortgage Loans, exceeds (ii) the Non-Conforming Concentration Limit. For the purpose of calculating the Total Net Eligible Assets and the Net Non-Conforming Pool Balance, the Non-Conforming Concentration Excess Amount shall be allocated first, to Pool Assets which are included in clause (i) of the preceding sentence and relate to Eligible AOT Mortgage Pools or Eligible AOT Securities related to Non-Conforming Mortgage Loans, second to Pool

Assets which are included in clause (i) of the preceding sentence and relate to Eligible COLB Mortgage Loans related to Non-Conforming Mortgage Loans, and third to Pool Assets which are included in clause (i) of the preceding sentence and relate to Eligible Advances related to Non-Conforming Mortgage Loans.

(p) Section 1.01 of the Purchase Agreement is amended to delete the definition of “Purchase Limit” therein in its entirety, and to substitute therefor the following:

“Purchase Limit” means (a) with respect to the Group consisting of CAFCO, CIESCO, CHARTA, CRC and their Related Committed Purchasers, $2,000,000,000, and (b) with respect to any other Group, the amount designated as the Purchase Limit in such Group’s Assignment and Acceptance. Any reduction (or termination) of the Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) each Group’s Purchase Limit.

(q) Section 1.01 of the Purchase Agreement is amended to delete the phrase “CAFCO, CHARTA and CRC” in the definition of “Related Committed Purchaser” therein and to substitute therefor “CAFCO, CIESCO, CHARTA and CRC”.

(r) Section 1.01 of the Purchase Agreement is amended to delete the definition of “Wet Funding Concentration Excess Amount” therein in its entirety, and to substitute therefor the following:

“Wet Funding Concentration Excess Amount” means, at any time, without duplication, the sum of (a) the Wet Funding Loan Concentration Excess Amount at such time, (b) the Wet Funding COLB Concentration Excess Amount at such time, and (c) the Wet Funding Pool Concentration Excess Amount at such time.

(s) Section 1.01 of the Purchase Agreement is amended to delete the definition of “Wet Funding Concentration Limit” therein in its entirety,

(t) Section 2.04(b) of the Purchase Agreement is hereby deleted in its entirety, and the following is substituted therefor:

(b) Collections. On each day on which Interest Collections or Principal Collections are received (or deemed received) by the Seller or the Servicer, the Seller or the Servicer, as applicable, shall allocate such Collections in the following manner:

(i) first, out of such Interest Collections, ratably, pay (1) to the Servicer, the amount of any Servicer Fee accrued and unpaid through such day, and (2) to the Facility Custodian, the amount of any Custodian Fee accrued and unpaid through such day;

(ii) second, set aside and hold in trust for the benefit of the Agents and the Purchasers, (A) out of such Interest Collections, an amount equal to the product of (x) the Purchasers’ Interest Collection Percentage on such day multiplied by (y) the amount of such Interest Collections on such day, and (B) out of such Principal

Collections, an amount equal to the product of (x) the aggregate of the Asset Interests, expressed as a percentage multiplied by (y) the amount of such Principal Collections on such day, in each case which amounts shall be applied in accordance with Section 2.04(c) or (d) below, as applicable; and

(ii) third, pay the balance of such Interest Collections or Principal Collections to the Seller for application in accordance with Section 2.04(j) below.

Prior to the occurrence of a Collection Trigger Event, the Servicer shall not be required to deposit Principal Collections into the Program Agent’s Account and shall be permitted to disburse Principal Collections pursuant to subsections (c) and (d) below in accordance with the terms of this Agreement. From and after the occurrence of a Collection Trigger Event, on each Business Day, prior to 11:00 a.m. (New York City time), the Seller shall, or shall cause the Servicer to, remit all Principal Collections received (or deemed received) on or before the immediately preceding Business Day to the Program Agent’s Account and the Program Agent shall make the allocations set forth in clauses (i), (ii) and (iii) above.

(u) Section 2.04(j) of the Purchase Agreement is hereby deleted in its entirety, and the following is substituted therefor:

(j) Seller Disbursements. Any Collections remitted to the Seller shall be applied by the Servicer, on behalf of the Seller:

(i) first, to pay to the Servicer any accrued and unpaid Supplemental Servicer Fees;

(ii) second, if so requested by the Seller, to pay (or set aside for the payment of) Asset Interests; provided, that (x) the Servicer shall give written notice to each Group Agent of any such payment at least two Business Days’ prior to the date thereof in the case of any such payment of no more than $200,000,000, and five Business Days’ prior to the date thereof in the case of any such payment in excess of $200,000,000, (y) each such payment shall be in a minimum amount of $10,000,000 and in increments of $1,000,000 in excess thereof, and (z) each such payment shall be made ratably among the Groups based on the aggregate outstanding Capital of Asset Interests held by each; and

(iii) third, in such other manner as the Seller may specify and that is not prohibited by the terms of the Facility Documents.

(v) Section 2.05(a) of the Purchase Agreement is hereby deleted in its entirety, and the following is substituted therefor:

(a) From the date of this Agreement until the later of the last Termination Date for all Asset Interests or the date on which the Facility Capital is reduced to zero, the Seller shall pay to the Servicer a fee (the “Servicer Fee”), payable in arrears on each Monthly Settlement Date in accordance with Section 2.04(f)(ii), equal to the Servicer Fee Rate multiplied by the sum of (x) the average daily amount of aggregate Capital of all Asset Interests during the immediately preceding Month plus (y) the average daily amount of the Loss Reserve during such Month. The Servicer Fee shall be payable only from Interest Collections pursuant to, and subject to the priority of payments set forth in, Section 2.04. In addition, from the date of this Agreement until the later of the last Termination Date for all Asset Interests or the date on which the Facility Capital is reduced to zero, the Seller shall pay to the Servicer a supplemental fee (the “Supplemental Servicer Fee”), payable in arrears on each Monthly Settlement Date in accordance with Section 2.04(j), equal to the excess of (A) the Servicer Fee Rate multiplied by the average daily Outstanding Balance of the Pool Assets during the immediately preceding Month over (B) the Servicer Fee for such Month. From and after the replacement of Colonial Bank as Servicer hereunder, the Program Agent may negotiate such other fees to be paid to such successor Servicer, but in no event in excess of 110% of the reasonable costs and expenses of the Servicer in administering and collecting the Pool Assets.

(w) Section 4.01(t) of the Purchase Agreement is amended to delete the figure “$300,000,000” therein and to substitute therefor “$600,000,000”.

(x) Section 4.02(h) of the Purchase Agreement is amended to delete the figure “$300,000,000” therein and to substitute therefor “$600,000,000”.

(y) The Purchase Agreement is hereby amended to delete Annex H thereto in its entirety, and to substitute therefor the Annex H attached hereto as Exhibit 1.

(z) The Purchase Agreement is hereby amended to delete Annex I thereto in its entirety, and to substitute therefor the Annex I attached hereto as Exhibit 2.

SECTION 2. Addition of CIESCO, LLC as a Conduit Purchaser. Effective upon the Effective Date, CIESCO shall be and become a Conduit Purchaser under the Purchase Agreement, shall join in and be a party to the Purchase Agreement and have the rights and obligations of a Conduit Purchaser thereunder, and shall be a member of the same Group as to which CAFCO, CHARTA and CRC are members. By its execution of this Amendment, CIESCO (i) confirms that it has received a copy of the Purchase Agreement and such other documents and information requested by it, and that it has, independently and without reliance upon any Group Agent, the Program Agent or any Purchaser, and based on such documentation and information as it has deemed appropriate, made its own decision to enter into this Amendment; (ii) agrees that it shall, independently and without reliance on any Group Agent, the Program Agent or any Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement; (iii) appoints and authorizes the Program Agent to take such action on its behalf and to exercise such powers and discretion under the Purchase Agreement as are delegated to the Program Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it shall perform in accordance with their terms all of the obligations that by the terms of the Purchase Agreement are required to be performed by it as a Conduit Purchaser; (v) specifies as its notice address, for purposes of Section 11.02 of the Purchase Agreement, the office set forth beneath its name on the signature pages of this Amendment; and (vi) appoints and authorizes CNAI as its Group Agent to take such action as agent on its behalf and to exercise such powers under the Purchase Agreement as are delegated to the Group Agents by the terms thereof.

SECTION 3. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof (the “Effective Date”) when, and only when, each of the following conditions precedent shall be satisfied:

(a) the Program Agent shall have received (i) five (5) counterparts of this Amendment executed by each of the parties hereto, and (ii) five (5) counterparts of an amendment to the Asset Purchase Agreement to which Colonial is a party, in form and substance acceptable to the Program Agent;

(b) the Program Agent shall have received a certificate of the secretary or assistant secretary of each of the Seller, the Originator and the Servicer certifying (i) and attaching true and correct copies of the Charter Documents, together with the certification with respect to any certificate of incorporation or formation by the secretary of state of the jurisdiction of organization of such Person, (ii) the names and true signatures of their respective officers authorized to sign this Amendment, and (iii) and attaching copies of the resolutions (or similar authorization, if not a corporation) of such Person’s board of directors (or similar governing body or Persons, if not a corporation) approving this Amendment and the Purchase Agreement as amended hereby and certified copies of all documents evidencing other necessary corporate or limited liability company, as the case may be, action and governmental approvals, if any, with respect to this Amendment and the Purchase Agreement as amended hereby;

(c) the Program Agent shall have received an opinion of counsel to the Seller and Colonial Bank in form and substance acceptable to the Program Agent and its counsel;

(d) each of the representations and warranties made by the Seller and Colonial Bank in Section 4 below are true and correct;

(e) no event or circumstance shall have occurred which, in the judgment of the Program Agent, could have a material adverse effect on financial markets generally or on the financial conditions or operations of the Seller or Colonial Bank; and

(f) no Event of Termination or Incipient Event of Termination shall have occurred and be continuing.

SECTION 4. Covenants, Representations and Warranties of the Seller and Colonial Bank.

(a) Upon the effectiveness of this Amendment, the Seller and Colonial Bank each hereby (i) represents and warrants that all of its respective representations and warranties set forth in the Purchase Agreement (as amended hereby) and each other Transaction Document to which it is a party are true and correct as if made on the Effective Date, except to the extent that such representations and warranties expressly speak only as of a different date, and (ii) reaffirms all covenants made by it in the Purchase Agreement and each of the other Transaction

Documents to which it is a party and agrees that all such covenants shall be deemed to have been re-made as of the Effective Date.

(b) Each of the Seller and Colonial Bank hereby represents and warrants, as to itself, that (i) the execution, delivery and performance of this Amendment are within its company power and have been duly authorized by all necessary action on its part to be taken, (ii) this Amendment has been duly executed and delivered by it, and (iii) this Amendment and the Purchase Agreement as amended hereby each constitutes the legal, valid and binding obligations of it, and are enforceable against it in accordance with their respective terms.

(c) Each of the Seller and Colonial Bank hereby represents and warrants that, both before and immediately after giving effect to this Amendment, no Event of Termination or Incipient Event of Termination shall exist.

SECTION 5. Reference to and Effect on the Purchase Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Purchase Agreement as amended hereby, and each reference to the Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended hereby.

(b) The Purchase Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed, as so amended.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any of the Investors or the Program Agent under the Purchase Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 6. Execution in Counterparts; Headings. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 7. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS OTHER THAN THOSE CONTAINED IN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401) AND DECISIONS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized as of the date first above written.

SELLER:	MWL FUNDING, INC.

By:
Name:
Title:

ORIGINATOR, SERVICER AND FACILITY CUSTODIAN:	COLONIAL BANK, N.A.

By
Name:
Title:

CONDUIT PURCHASERS:	CAFCO, LLC

	By:	Citicorp North America, Inc., its Attorney-in-Fact

By:
Name:
Title:

CHARTA, LLC

	By:	Citicorp North America, Inc., its Attorney-in-Fact

By:
Name:
Title:

Signature Page to

Amendment No. 3 to

Warehouse Loan Purchase Agreement

CRC FUNDING, LLC

	By:	Citicorp North America, Inc., its Attorney-in-Fact

By:
Name:
Title:

CIESCO, LLC

	By:	Citicorp North America, Inc., its Attorney-in-Fact

By:
Name:
Title:

	Address:	450 Mamaroneck Avenue Harrison, N.Y. 10528 Attention: Global Securitization Facsimile No.: (914) 899-7890

COMMITTED PURCHASER:	CITIBANK, N.A.

By:
Title:

PROGRAM AGENT AND GROUP AGENT:	CITICORP NORTH AMERICA, INC., as Program Agent and Group Agent

By:
Vice President

Signature Page to

Amendment No. 3 to

Warehouse Loan Purchase Agreement

Exhibit 1 to

Amendment No. 3 to

Warehouse Loan Purchase Agreement

ANNEX H

FORM OF MONTHLY REPORT

Attached.

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Exhibit 2 to

Amendment No. 3 to

Warehouse Loan Purchase Agreement

ANNEX I

FUNDING RATES, REQUIRED POOL INTEREST RATE, LOSS RESERVES

AND CONCENTRATION LIMITS

“Funding Rate” means, on any date of determination, with respect to each Pool Asset, the percentage specified for the Underlying Collateral related to such Pool Asset, as applicable, on such date as set forth below:

Type of Underlying Collateral	Funding Rate
Conforming Mortgage Loans	96.0%

Non-Conforming Mortgage Loans	92.0%

; provided, however, that for purposes of the foregoing, (x) all Agency AOT Mortgage Pools and all AOT Securities related thereto shall be deemed to be related to Conforming Mortgage Loans and (y) all Private Investor AOT Mortgage Pools and all AOT Securities related thereto shall be deemed to be related to Non-Conforming Mortgage Loans.

“Required Pool Interest Rate” means, on any date of determination, the one-month Eurodollar Rate on such date plus 1.25%.

Loss Reserve

“Loss Reserve” means, at any time, an amount equal to the greater of (i) the Calculated Loss Reserve at such time or (ii) the Loss Reserve Floor at such time.

where:

“Calculated Loss Reserve” means, at any time, the sum of (i) the NECL Reserve, plus (ii) the NENCL Reserve, plus (iii) the NECC Reserve, plus (iv) the NENCC Reserve, plus (v) the NECA Reserve, plus (vi) the NENCA Reserve, at such time, added together in the foregoing order until the Total Net Eligible Assets related to such reserve amounts minus such Calculated Loss Reserve, equals the amount of the Facility Capital at such time.

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“Loss Reserve Floor” means an amount equal to $50,000,000.

and:

“NECA Reserve” means, at any time, (i) the Net Eligible Conforming AOT Balance multiplied by (ii) one minus the applicable Funding Rate for Conforming Mortgage Loans.

“NECC Reserve” means, at any time, (i) the Net Eligible Conforming COLB Balance multiplied by (ii) one minus the applicable Funding Rate for Conforming Mortgage Loans.

“NECL Reserve” means, at any time, (i) the Net Eligible Conforming Loan Balance multiplied by (ii) one minus the applicable Funding Rate for Conforming Mortgage Loans.

“NENCA Reserve” means, at any time, (i) the Net Eligible Non-Conforming AOT Balance multiplied by (ii) one minus the applicable Funding Rate for Non-Conforming Mortgage Loans.

“NENCC Reserve” means, at any time, (i) the Net Eligible Non-Conforming COLB Balance multiplied by (ii) one minus the applicable Funding Rate for Non-Conforming Mortgage Loans.

“NENCL Reserve” means, at any time, (i) the Net Eligible Non- Conforming Loan Balance multiplied by (ii) one minus the applicable Funding Rate for Non-Conforming Mortgage Loans.

“Total Net Eligible Assets” means, at any time, the sum of (i) the Net Eligible Conforming Loan Balance, (ii) the Net Eligible Non-Conforming Loan Balance, (iii) the Net Eligible Conforming COLB Balance, (iv) the Net Eligible Non-Conforming COLB Balance, (v) the Net Eligible Conforming AOT Balance, and (vi) the Net Eligible Non-Conforming AOT Balance, added together in the foregoing order.

“Total Allocated Net Eligible Assets” means, at any time, the sum of (i) the NECL Reserve / (1 - Funding Rate for Conforming Mortgage Loans), plus (ii) the NENCL Reserve / (1 - Funding Rate for Non-Conforming Mortgage Loans), plus (iii) the NECC Reserve / (1 - Funding Rate for Conforming Mortgage Loans), plus (iv) the NENCC Reserve / (1 - Funding Rate for Non-Conforming Mortgage Loans), plus (v) the NECA Reserve / (1 - Funding Rate for Conforming Mortgage Loans), plus (vi) the NENCA Reserve / (1 - Funding Rate for Non-Conforming Mortgage Loans), at such

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time, added together in the foregoing order until the sum equals the amount of the Facility Capital plus Loss Reserve at such time.

Concentration Limits

“Adjusted Customer COLB Commitment Amount” means, with respect to any Designated CNB Customer at any time, an amount equal to the lesser of (i) the aggregate amount of the Originator’s commitments (or the maximum aggregate amount of the Originator’s agreements) to purchase interests in Mortgage Loans (or pools of Mortgage Loans) from such Designated CNB Customer under the applicable Loan Participation Sale Agreement at such time, and (ii) the COLB Concentration Limit with respect to such Designated CNB Customer at such time.

“Adjusted Customer Loan Commitment Amount” means, with respect to any Designated CNB Customer at any time, an amount equal to the lesser of (i) the aggregate amount of the Originator’s commitments (or the maximum aggregate amount of the Originator’s agreements) to make loans to such Designated CNB Customer under the applicable CNB Customer Loan Agreement at such time, and (ii) the Direct CNB Customer Concentration Limit with respect to such Designated CNB Customer at such time.

“AOT Concentration Limit” means, until notice to the contrary from the Program Agent, with respect to any Designated CNB Customer, such limit as may be approved by the Program Agent in writing, in its sole discretion, from time to time at the request of the Seller, each of which AOT Concentration Limits may be revoked at any time upon notice from the Program Agent to the Seller; it being understood that the “AOT Concentration Limit” for any Designated CNB Customer for which the Program Agent has not given specific approval in writing shall be $0.

“Bailee Concentration Limit” means, until notice to the contrary from the Program Agent, (i) with respect to each of the following Investors, the amount set forth opposite its name set forth below:

Washington Mutual Bank, N.A. and Long Beach Mortgage (collectively)	$750,000,000.00
M&T Mortgage Corp	750,000,000.00
E Trade	100,000,000.00
Ginnie Mae (GNMA)	750,000,000.00
Thornburg Mortgage Home Loans, Inc	100,000,000.00
GMAC and RFC (collectively)	750,000,000.00
Nomura Credit & Capital Inc.	100,000,000.00

and (ii) with respect to any other Investor, (1) $750,000,000 if such Investor has a long-term senior unsecured debt rating of at least A by S&P or A2 by Moody’s, (2) $100,000,000 if such

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Investor does not satisfy the ratings requirements in clause (1) but has a long-term senior unsecured debt rating of at least BBB- by S&P or Baa3 by Moody’s, and (3) $75,000,000 if such Investor does not satisfy the ratings requirements in either clause (1) or clause (2); provided, that, until notice to the contrary from the Program Agent, special Bailee Concentration Limits may be approved by the Program Agent in writing, in its sole discretion, for other individual Investors from time to time at the request of the Seller, each of which special Bailee Concentration Limits may be revoked at any time upon notice from the Program Agent to the Seller.

“COLB Concentration Limit” means, until notice to the contrary from the Program Agent, (i) with respect to each of the following CNB Customers, the amount set forth opposite its name set forth below:

Allied Mortgage Group, Inc.	$50,000,000.00
Ame Financial Corporation	50,000,000.00
Amerifirst Financial Corporation	50,000,000.00
Amtrust Mortgage Corporation	100,000,000.00
Bayrock Mortgage Corporation	100,000,000.00
Citizen’s First Wholesale Mtg. Co.	50,000,000.00
Charlotte Home Equity, LLC	50,000,000.00
Cornerstone Home Mtg. Corp. dba Mhi Mtg.	50,000,000.00
Coastal Mortgage Services, Inc.	50,000,000.00
Coats & Co., Inc.	50,000,000.00
Crescent Mortgage Co. f/k/a Crescent Svcs. Corp.	50,000,000.00
County Trust Mortgage Bankers Corp.	50,000,000.00
Dell Franklin Financial, LLC	50,000,000.00
Equity Services, Inc.	50,000,000.00
Franklin American Mortgage Company	500,000,000.00
First Choice Mortgage/Equity Corp. of Lexington	50,000,000.00
Flick Mortgage Investors, Inc.	100,000,000.00
First Preference Mortgage Company	50,000,000.00
Home Loan Corporation	50,000,000.00
Opteum Financial Services, LLC	1,000,000,000.00
Integrity Home Funding, LLC	50,000,000.00
Milestone Mortgage Corporation	50,000,000.00
Myers Park Mortgage	50,000,000.00
NJ Lenders Corp	100,000,000.00
Paramount Financial, Inc.	50,000,000.00
Pinnacle Financial Corporation	500,000,000.00
Prime Mortgage Financial, Inc.	50,000,000.00
Realty Mortgage Corporation	50,000,000.00
Real Estate Mortgage Network, Inc.	50,000,000.00
Taylor, Bean & Whitaker Mortgage Corp.	1,000,000,000.00

and (ii) with respect to any other Designated CNB Customer, such limit as may be approved by the Program Agent in writing, in its sole discretion, from time to time at the request of the Seller;

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each of which COLB Concentration Limits may be revoked at any time upon notice from the Program Agent to the Seller; it being understood that the “COLB Concentration Limit” for any Designated CNB Customer neither set forth above nor for which the Program Agent has given specific approval in writing shall be $0.

“Direct CNB Customer Concentration Limit” means, until notice to the contrary from the Program Agent, (i) an amount equal to the Loss Reserve Floor with respect to any Designated CNB Customer with a Risk Rating of “3” or “4” established in accordance with the Credit Policy and (ii) an amount equal to 50% of the Loss Reserve Floor with respect to any Designated CNB Customer with a Risk Rating of “5” established in accordance with the Credit Policy. Notwithstanding the foregoing, until notice to the contrary from the Program Agent, (a) each of AmTrust Mortgage Corporation, Bayrock Mortgage Corporation, Franklin American Mortgage Company, Inc., Opteum Financial Services LLC, Pinnacle Financial Corporation, Realty Mortgage Corporation and Taylor, Bean & Whitaker Mortgage Corp. shall have a Direct CNB Customer Concentration Limit equal to 150% of the Loss Reserve Floor, so long as such CNB Customer has a Risk Rating of “3” or “4” established in accordance with the Credit Policy, and (b) additional special Direct CNB Customer Concentration Limits may be approved by the Program Agent in writing, in its sole discretion, for individual Designated CNB Customers from time to time at the request of the Seller, each of which special Direct CNB Customer Concentration Limits may be revoked at any time upon notice from the Program Agent to the Seller.

“Non-Conforming Concentration Limit” means, at any time, 10% of the Facility Amount at such time.

“Wet Funding COLB Concentration Limit” means, with respect to each Designated CNB Customer at any time, an amount equal to 60% of such Designated CNB Customer’s Adjusted COLB Customer Commitment Amount at such time.

“Wet Funding Loan Concentration Limit” means, with respect to each Designated CNB Customer at any time, an amount equal to 60% of such Designated CNB Customer’s Adjusted Customer Loan Commitment Amount at such time.

“Wet Funding Pool Concentration Limit” means, with respect to all Designated CNB Customers at any time, an amount equal to 40% of the aggregate Outstanding Balance of all Eligible Assets at such time.

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